                                                                 Exhibit 10.8(d)


                                                              September 10, 1996



Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North tower, 12th Floor
McLean, Virginia 22102 USA

Ladies and Gentlemen:

     Reference is made to the following agreements, each as amended by the letter agreement dated as of June 6, 1996 and July 23, 1996 (as amended, collectively, the "Cap Re Agreements") among the purchasers referred to below (collectively, the "Cap Re Purchasers") and Global TeleSystems Group, Inc. (the "Company"): (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, between the Company and Emerging Markets Growth Fund, Inc., as purchaser; and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, between the Company and Capital International Emerging Markets Fund, as purchaser.

     The Company and the Cap Re Purchasers hereby agree as follows:

     1.  Each Cap Re Agreement is hereby amended as set forth below:

         (a) Clause (i) of Section 8.1(b) of such Cap Re Agreement is amended by substituting the phrase "each fiscal quarter of each year (but, in the case of the fiscal year quarters ending March 31, 1996 and June 30, 1996, no later than November 15, 1996)" for the phrase "each fiscal quarter of each year (but, in the case of the fiscal quarter ending March 31, 1996, no later than September 16, 1996)" contained therein.

     2. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     3. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each of the Cap Re Purchasers shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Transaction Document (as defined in each Cap Re Agreement") to either Cap Re Agreements or any term or provision thereof shall mean such Cap Re Agreements,

Global TeleSystems Group, Inc.
Page Two
September 10, 1996

such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        4. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.


                                 Very truly yours,

                                 EMERGING MARKETS GROWTH FUND, INC.
                                 By: Capital International, Inc.


                                 By /s/ PETER C. KELLY
                                    --------------------------------
                                    Name: Peter C. Kelly
                                    Title: Vice President




                                 CAPITAL INTERNATIONAL EMERGING
                                 MARKETS FUND



                                 By /s/ D. H. BEEVERS
                                    --------------------------------
                                    Name: David Beevers
                                    Title: Director



                                 By /s/ DAVID WALLACE
                                    --------------------------------
                                    Name: David Wallace
                                    Title: Director




Accepted and Agreed:

GLOBAL TELESYSTEMS GROUP, INC.



By:
    --------------------------
    Name:
    Title:

                                                              September 10, 1996



Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower, 12th Floor
McLean, Virginia 22102 USA


Ladies and Gentlemen:

        Reference is made to the following agreements, each as amended by the letter agreement dated as of July 23, 1996 (as amended, collectively, the "Chatterjee Agreement") among the purchasers referred to below (collectively, the "Chatterjee Purchasers") and Global TeleSystems Group, Inc. (the "Company"): (i) the Senior Note Purchase Agreement, dated as of January 19, 1996, between the Company and The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P., as purchasers; and (ii) the Senior Note Purchase Agreement, dated as of June 6, 1996, between the Company, OSI, Winston Partners II LDC and Winston Partners II LLC, as purchasers.

        The Company and the Chatterjee Purchasers hereby agree as follows:

        1.      Each Chatterjee Agreement is hereby amended as set forth below:

                (a) Clause (i) of Section 8.1(b) of such Chatterjee Agreement is amended by substituting the phrase "each fiscal quarter of each year (but, in the case of the fiscal year quarters ending March 31, 1996 and June 30, 1996, no later than November 15, 1996)" for the phrase "each fiscal quarter of each year (but, in the case of the fiscal quarter ending March 31, 1996, no later than September 16, 1996)" contained therein.

        2. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        3. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each of the Chatterjee Purchasers shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Transaction Document (as defined in each Chatterjee Agreement) to either Chatterjee Agreements or any term or provision thereof shall mean such Chatterjee Agreements, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        4. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute

Global TeleSystems Group, Inc.
Page Two
September 10, 1996

but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.


                                 Very truly yours,

                                 THE OPEN SOCIETY INSTITUTE



                                 By /s/ GARY GLADSTEIN
                                    --------------------------------
                                    Name: George Soros
                                    Title: Gary Gladstein, Attorney-in-Fact


                                 CHATTERJEE FUND MANAGEMENT, L.P.



                                 By /s/ PETER HURWITZ
                                    --------------------------------
                                    Name: Peter Hurwitz
                                    Title: Attorney-in-fact



                                 WINSTON PARTNERS II LLC



                                 By /s/ [ILLEGIBLE]
                                    --------------------------------
                                    Name:  Curacao Corporation Company N.V.
                                    Title: Sole Director



                                 WINSTON PARTNERS II LLC
                                 By: Chatterjee Advisors LLC



                                 By /s/ PETER HURWITZ
                                    --------------------------------
                                    Name: Peter Hurwitz
                                    Title: Manager



Accepted and Agreed:

GLOBAL TELESYSTEMS GROUP, INC.



By: /s/ [ILLEGIBLE]
    ------------------------------
    Name: [ILLEGIBLE]
    Title: Vice President, General
           Counsel & Secretary